EXHIBIT 32.1
CERTIFICATION OF
CHIEF EXECUTIVE OFFICER
OF OIL STATES INTERNATIONAL, INC.
PURSUANT TO 18 U.S.C. § 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
          In connection with the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2010 of Oil States International, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “Report”), I, Cindy B. Taylor, President and Chief Executive Officer of the Company, hereby certify that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Cindy B. Taylor
Name:	Cindy B. Taylor
Date:	November 4, 2010